EXHIBIT (23)-2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 27, 1997, included in the Horizon/CMS Healthcare Corporation Form 10-K/A Amendment No. 1 for the fiscal year ended May 31, 1997, and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP



Albuquerque, New Mexico
November 18, 1997